SHARE OPTION PLAN	6 Months Ended
Jun. 30, 2020
Share-based Payment Arrangement [Abstract]
SHARE OPTION PLAN	SHARE OPTION PLAN
In November 2006, the Board of Directors approved the Company's Share Option Scheme (the "Option Scheme"). The Option Scheme will expire in November 2026, following the renewal in November 2016. The terms and conditions remain unchanged from those originally adopted in November 2006 and permit the Board of Directors, at its discretion, to grant options to employees, officers and directors of the Company or its subsidiaries. The fair value cost of options granted is recognized in the statement of operations, and the corresponding amount is credited to additional paid-in capital. In the six months ended June 30, 2020, additional paid-in capital was credited with $0.5 million relating to the fair value of options granted in April 2018, January 2019 and March 2019 and March 2020.

In the six months ended June 30, 2020, 17,500 options were exercised into 6,869 shares under the Option Scheme.

In February 2020, the Company awarded a total of 350,000 options to officers, employees and directors, pursuant to the Company's Share Option Scheme. The options have a five year term and a three year vesting period and the first options will be exercisable from March 2021 onwards. The initial strike price was $13.45 per share.

Total unrecognized compensation cost relating to the outstanding options under the Company's Option Scheme was $1.1 million as at June 30, 2020 (December 31, 2019: $0.8 million).